Monarch Dividend Plus Index ETF

MDPL

Monarch Select Subsector Index ETF

MSSS

Monarch Volume Factor Dividend Tree Index ETF

MVFD

Monarch Volume Factor Global Unconstrained Index ETF

MVFG

Each a Series of Northern Lights Fund Trust IV (the “Funds”)

Supplement dated August 23, 2024

to the Prospectus, Summary Prospectus and Statement of Additional Information (the “SAI”) of the Funds dated February 12, 2024

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Effective immediately, Anand Desai no longer serves as a portfolio manager to the Funds and is replaced by Christine Johanson. Accordingly, all references to the Mr. Desai in the Prospectus, Summary Prospectus and SAI are removed in their entirety.

The following disclosure replaces the first sentence under the heading “Portfolio Managers:” on pages 4, 7, 11 and 15 of the Prospectus.

Portfolio Managers: Dustin Lewellyn, CFA, Managing Director of Penserra; and Ernesto Tong, CFA, Managing Director of Penserra, have each served the Fund as its portfolio managers since it commenced operations. Christine Johanson, CFA, Director of Penserra, has served the Fund as a portfolio manager since August 2024.

The following disclosure replaces the third paragraph under the heading “PORTFOLIO MANAGERS” on page 23 of the Prospectus.

Christine Johanson has served as a Director with Penserra since 2023. Prior to joining Penserra, Ms. Johanson was a Director on the US transition Management team at BlackRock from 2022-2023. Prior to that, Ms. Johanson, served as the global Head of Fixed Income Transition for Russell Investments for four years.

The following disclosure replaces the first sentence under the section “PORTFOLIO MANAGERS” on page 19 of the SAI.

Dustin Lewellyn, Ernest Tong and Christine Johanson serve as the portfolio managers of the Funds.

The following table replaces the third table under the section “PORTFOLIO MANAGERS” on page 20 of the SAI.

Christine Johanson

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	51	$11,439	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The following disclosure replaces the first sentence under the heading “Compensation” on page 20 of the SAI.

Messrs. Lewellyn and Tong and Ms. Johanson are compensated through a salary and discretionary bonus.

The following disclosure replaces the last row of the table under the heading “Ownership of Securities” on page 20 of the SAI.

Portfolio Manager	Dollar Range of Equity Securities in the Monarch Dividend Plus Index ETF	Dollar Range of Equity Securities in the Monarch Select Subsector Index ETF	Dollar Range of Equity Securities in the Monarch Volume Factor Dividend Tree Index ETF	Dollar Range of Equity Securities in the Monarch Volume Factor Global Unconstrained Index ETF
Christine Johanson	$0	$0	$0	$0

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You should read this Supplement in conjunction with the Funds' Prospectus, Summary Prospectus and SAI dated February 12, 2024, which provide information that you should know about each Fund before investing. The Funds' Prospectus, SAI and Summary Prospectus have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of these documents may be obtained without charge by visiting www.monarchfunds.com or by calling 1-541-291-4405.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE